Vanguard Target Retirement Funds

Supplement to the Prospectus Dated January 27, 2014

Prospectus Text Changes
The "Average Annual Total Returns" table for Vanguard Target Retirement Income Fund is replaced with the following:


Average Annual Total Returns for Periods Ended December 31, 2013

                                                   1 Year 5 Years 10 Years
Vanguard Target Retirement Income Fund Investor Shares
Return Before Taxes                                  5.87%   8.56%    5.48%
Return After Taxes on Distributions                  4.85    7.65     4.40
Return After Taxes on Distributions and Sale of
Fund Shares                                          3.74    6.48     3.96

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Bond Index                  -2.02%   4.44%    4.55%
MSCI US Broad Market Index                          33.62   18.89     8.12
Target Income Composite Index                        6.03    8.65     5.49

The "Average Annual Total Returns" table for Vanguard Target Retirement 2010 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

Vanguard Target Retirement 2010 Fund Investor Shares
                                             1 Year 5 Years Since Inception
                                                             (Jun. 7, 2006)
Return Before Taxes                                 9.10%   10.55%    5.99%
Return After Taxes on Distributions                 8.19     9.76     5.24
Return After Taxes on Distributions and Sale of
Fund Shares                                         5.54     8.18     4.53

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                         33.62%   18.89%    8.02%
Barclays U.S. Aggregate Bond Index                 -2.02     4.44     5.18
Target 2010 Composite Index                         9.55    10.70     6.02

The "Average Annual Total Returns" table for Vanguard Target Retirement 2015 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                    1 Year 5 Years 10 Years
Vanguard Target Retirement 2015 Fund Investor Shares
Return Before Taxes                                  13.00%  11.79%    6.16%
Return After Taxes on Distributions                  12.19   11.07     5.45
Return After Taxes on Distributions and Sale of
Fund Shares                                           7.68    9.24     4.73

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                           33.62%  18.89%    8.12%
Barclays U.S. Aggregate Bond Index                   -2.02    4.44     4.55
Target 2015 Composite Index                          13.45   11.90     6.17

The "Average Annual Total Returns" table for Vanguard Target Retirement 2020 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013
                                                                      Since
                                                  1 Year 5 Years  Inception
                                                                   (Jun. 7,
                                                                      2006)
Vanguard Target Retirement 2020 Fund Investor Shares
Return Before Taxes                                15.85%  12.77%     6.43%
Return After Taxes on Distributions                15.19   12.15      5.84
Return After Taxes on Distributions and Sale of
Fund Shares                                         9.21   10.09      4.97

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                         33.62%  18.89%     8.02%
Barclays U.S. Aggregate Bond Index                 -2.02    4.44      5.18
Target 2020 Composite Index                        16.33   13.06      6.53

The "Average Annual Total Returns" table for Vanguard Target Retirement 2025 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                    1 Year 5 Years 10 Years
Vanguard Target Retirement 2025 Fund Investor Shares
Return Before Taxes                                  18.14%  13.63%    6.49%
Return After Taxes on Distributions                  17.44   13.04     5.91
Return After Taxes on Distributions and Sale of
Fund Shares                                          10.54   10.84     5.08

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                           33.62%  18.89%    8.12%
Barclays U.S. Aggregate Bond Index                   -2.02    4.44     4.55
Target 2025 Composite Index                          18.64   13.95     6.59

The "Average Annual Total Returns" table for Vanguard Target Retirement 2030 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                                      Since
                                                  1 Year 5 Years  Inception
                                                                   (Jun. 7,
                                                                      2006)

Vanguard Target Retirement 2030 Fund Investor Shares
Return Before Taxes                               20.49%   14.53%     6.54%
Return After Taxes on Distributions               19.80    14.00      6.06
Return After Taxes on Distributions and Sale of
Fund Shares                                       11.89    11.63      5.13

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                        33.62%   18.89%     8.02%
Barclays U.S. Aggregate Bond Index                -2.02     4.44      5.18
Target 2030 Composite Index                       21.00    14.84      6.66


The "Average Annual Total Returns" table for Vanguard Target Retirement 2035 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                   1 Year 5 Years  10 Years
Vanguard Target Retirement 2035 Fund Investor Shares
Return Before Taxes                                 22.82%  15.33%    6.99%
Return After Taxes on Distributions                 22.17   14.83     6.53
Return After Taxes on Distributions and Sale of
Fund Shares                                         13.27   12.34     5.59

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                          33.62%  18.89%    8.12%
Barclays U.S. Aggregate Bond Index                  -2.02    4.44     4.55
Target 2035 Composite Index                         23.39   15.65     7.10

The "Average Annual Total Returns" table for Vanguard Target Retirement 2040 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                                      Since
                                                  1 Year 5 Years  Inception
                                                                   (Jun. 7,
                                                                      2006)

Vanguard Target Retirement 2040 Fund Investor Shares
Return Before Taxes                               24.37%  15.66%      6.83%
Return After Taxes on Distributions               23.77   15.18       6.39
Return After Taxes on Distributions and Sale of
Fund Shares                                       14.15   12.62       5.39

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                        33.62%  18.89%      8.02%
Barclays U.S. Aggregate Bond Index                -2.02    4.44       5.18
Target 2040 Composite Index                       24.79   15.93       6.90

The ?Average Annual Total Returns? table for Vanguard Target Retirement 2045 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                   1 Year 5 Years  10 Years
Vanguard Target Retirement 2045 Fund Investor Shares
Return Before Taxes                                 24.37%  15.65%    7.37%
Return After Taxes on Distributions                 23.74   15.13     6.92
Return After Taxes on Distributions and Sale of
Fund Shares                                         14.16   12.60     5.93

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                          33.62%  18.89%    8.12%
Barclays U.S. Aggregate Bond Index                  -2.02    4.44     4.55
Target 2045 Composite Index                         24.79   15.93     7.46

The "Average Annual Total Returns" table for Vanguard Target Retirement 2050 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                                      Since
                                                  1 Year 5 Years  Inception
                                                                   (Jun. 7,
                                                                      2006)
Vanguard Target Retirement 2050 Fund Investor Shares
Return Before Taxes                                24.34%  15.67%     6.89%
Return After Taxes on Distributions                23.71   15.14      6.42
Return After Taxes on Distributions and Sale of
Fund Shares                                        14.12   12.61      5.44

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                         33.62%  18.89%     8.02%
Barclays U.S. Aggregate Bond Index                 -2.02    4.44      5.18
Target 2050 Composite Index                        24.79   15.93      6.96

The ?Average Annual Total Returns? table for Vanguard Target Retirement 2055 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                                     Since
                                                                 Inception
                                                                  (Aug. 18,
                                                         1 Year       2010)

Vanguard Target Retirement 2055 Fund Investor Shares
Return Before Taxes                                       24.33%     15.29%
Return After Taxes on Distributions                       23.80      14.83
Return After Taxes on Distributions and Sale of
Fund Shares                                               14.08      12.05

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                                33.62%     19.95%
Barclays U.S. Aggregate Bond Index                        -2.02       2.70
Target 2055 Composite Index                               24.79      15.47

The "Average Annual Total Returns" table for Vanguard Target Retirement 2060 Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2013

                                                                     Since
                                                                 Inception
                                                                  (Jan. 19,
                                                         1 Year       2012)
Vanguard Target Retirement 2060 Fund Investor Shares
Return Before Taxes                                       24.35%     17.81%
Return After Taxes on Distributions                       23.88      17.43
Return After Taxes on Distributions and Sale of
Fund Shares                                               14.05      13.80

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index                                33.62%     22.39%
Barclays U.S. Aggregate Bond Index                        -2.02       1.04
Target 2060 Composite Index                               24.79      18.00

2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS 308 022014